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                                                                    Exhibit 23.1

                        Consent of Independent Auditors
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     We consent to the use of our report dated July 20, 2000 on the financial statements of IAS Communications, Inc. as of April 30, 2000 and 1999 that are included in the Form 10-KSB, which is included, by reference in the Company's Form S-8.


Dated this 31st day of August, 2000.

ELLIOT TULK PRYCE ANDERSON
Chartered Accountants

/s/ Elliot Tulk Pryce Anderson
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Elliot Tulk Pryce Anderson